                                                                    EXHIBIT 10.3

                        TOWN SPORTS INTERNATIONAL, INC.

                             RESTRUCTURING AGREEMENT

                  This RESTRUCTURING AGREEMENT (this "Agreement") is made as of February 4, 2004, by and among Town Sports International, Inc., a New York corporation (the "Company"), Town Sports International Holdings, Inc., a Delaware corporation ("Holdings"), BRUCKMANN, ROSSER, SHERRILL & CO., L.P., a Delaware limited partnership ("BRS"), the individuals and entities listed on the BRS Affiliate Signature Pages hereto (the "BRS Affiliates" and, collectively with BRS, the "BRS Investors", and individually with BRS, each a "BRS Investor"), FARALLON CAPITAL PARTNERS, L.P., a California limited partnership ("FCP"), FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P., a California limited partnership ("FCIP"), RR CAPITAL PARTNERS, L.P., a Delaware limited partnership ("RRC"), and FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P., a California limited partnership ("FII" and, collectively with FCP, FCIP, and RRC, the "Farallon Investors", and individually, a "Farallon Investor"), CANTERBURY DETROIT PARTNERS, L.P., a Delaware limited partnership ("Canterbury Detroit"), CANTERBURY MEZZANINE CAPITAL, L.P., a Delaware limited partnership ("Canterbury Mezzanine" and, together with Canterbury Detroit, the "Canterbury Investors", and individually, a "Canterbury Investor"), ROSEWOOD CAPITAL, L.P., a Delaware limited partnership ("Rosewood"), ROSEWOOD CAPITAL IV, L.P., a Delaware limited partnership ("Rosewood IV"), ROSEWOOD CAPITAL IV ASSOCIATES, L.P., a Delaware limited partnership ("Rosewood Associates" and, collectively with Rosewood and Rosewood IV, the "Rosewood Investors", and individually, a "Rosewood Investor"), CAPITALSOURCE HOLDINGS LLC, a Delaware limited liability company ("CapitalSource"), KEITH ALESSI ("Alessi"), PAUL ARNOLD ("Arnold"), and certain stockholders of the Company listed on the Executive Signature Page hereto (each, an "Executive", collectively, the "Executives") (the BRS Investors, the Farallon Investors, the Canterbury Investors, the Rosewood Investors, CapitalSource, Alessi, Arnold and the Executives are referred to collectively herein as the "Contributors", and individually herein as a "Contributor").

                  WHEREAS, the Contributors own all of the issued and outstanding capital stock of the Company;

                  WHEREAS, the Contributors and the Company desire to restructure the Company by creating Holdings, a holding company which shall own all of the issued and outstanding capital stock of the Company;

                  WHEREAS, following the restructuring of the Company, the Contributors shall own all of the issued and outstanding capital stock of Holdings on the same terms and in the same proportion as is held currently in the Company by the Contributors; and

                  WHEREAS, on January 20, 2004, Holdings was incorporated in the State of Delaware to effectuate such restructuring.

                  NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the parties hereto agree as follows.

                  1. CONTRIBUTION TO HOLDINGS. On the date of this Agreement, each Contributor agrees to contribute and deliver to Holdings certificates representing the number of shares of (a) Series A Preferred Stock, par value $1.00 per share, of the Company (the "Company Series A Preferred"),
(b) Series B Preferred Stock, par value $1.00 per share, of the Company (the "Company Series B Preferred"), and (c) Class A Common Stock, par value $.001 per share, of the Company (the "Company Class A Common" and, collectively with the Company Series A Preferred and the Company Series B Preferred, the "Company Shares", and individually, a "Company Share"), as applicable, as specified for each such Contributor on Schedule 1 attached hereto, endorsed in blank or accompanied by duly executed assignment documents, and in exchange therefore, Holdings agrees to issue and deliver to each Contributor the number of shares of
(a) Series A Preferred Stock, par value $1.00 per share, of Holdings (the "Holdings Series A Preferred"), (b) Series B Preferred Stock, par value $1.00 per share, of Holdings (the "Holdings Series B Preferred"), and (c) Class A Common Stock, par value $.001 per share, of Holdings (the "Holdings Class A Common" and, collectively with the Holdings Series A Preferred and the Holdings Series B Preferred, the "Holdings Shares", and individually, a "Holdings Share"), as applicable, as specified for each such Contributor on Schedule 1 attached hereto (in each case, in the form of stock certificates issued by Holdings representing such shares). The parties hereto intend that the transactions described in this Section 1 (the "Initial Exchange") be characterized as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended.

                  2. CONTRIBUTION TO THE COMPANY. Immediately following the Initial Exchange, Holdings agrees to contribute and deliver to the Company the certificates representing all of the Company Shares contributed to it pursuant to the Initial Exchange, endorsed in blank or accompanied by duly executed assignment documents, and in exchange therefore, the Company agrees to
(a) issue and deliver to Holdings 1,000 shares of Company Class A Common (in the form of stock certificates issued by the Company representing such shares), and
(b) cancel on its books and records the certificates representing Company Shares contributed to it by Holdings pursuant to this Section 2. The parties hereto intend that the transactions described in this Section 2 (the "Second Exchange" and, together with the Initial Exchange, the "Restructuring") be characterized as an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended.

                  3.       REPRESENTATIONS AND WARRANTIES CONCERNING THE
                           TRANSACTION.

                  (a) Representations and Warranties with respect to the Company. The Company represents and warrants to each of the Contributors that its statements contained in this Section 3(a) are true and correct as of the date of this Agreement.

                           (i)      Organization of the Company. The Company is
duly organized, validly existing, and in good standing under the laws of the State of New York.

                           (ii)     Authorization of Transaction. The Company
has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms and conditions. The Company need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                           (iii)    Noncontravention. Neither the execution and
the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or any provision of its charter or bylaws, or (b) result in a breach of or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject.

                           (iv)     Capital Stock and Related Matters.

                                    (A)      The authorized capital stock of the
Company consists of (i) 2,500,000 shares of Company Class A Common, of which (x) 1,247,673.29 shares are issued and outstanding and 162,759 are reserved for issuance upon exercise of employee stock options issued pursuant to the Company's Fourth Amended and Restated 1996 Common Stock Option Plan approved by the board of directors of the Company, in each case, immediately prior to the Restructuring and (y) 1,000 shares will be issued and outstanding and held by Holdings immediately after the Restructuring, (ii) 500,000 shares of Class B Common Stock, par value $.001 per share, none of which are issued and outstanding immediately prior to or immediately after the Restructuring, (iii) 100,000 shares of Senior Preferred Stock, par value $1.00 per share, none of which are issued and outstanding immediately prior to or immediately after the Restructuring, (iv) 200,000 shares of Company Series A Preferred, (x) of which 153,636.54 shares are issued and outstanding immediately prior to the Restructuring and (y) none of which shall be issued and outstanding immediately after the Restructuring, and (v) 200,000 shares of Company Series B Preferred,
(x) of which 109,540.68 shares are issued and outstanding immediately prior to the Restructuring and (y) none of which shall be issued and outstanding immediately after the Restructuring. Immediately after the Restructuring, the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans. Immediately after the Restructuring, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its outstanding capital stock or any warrants, options or other rights to acquire its capital stock. As of the Restructuring and immediately thereafter, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                                    (B)      There are no statutory or
contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Company Class A Common to Holdings pursuant to Section 2. The Company has not violated any applicable federal or state securities laws in connection with the issuance of any of its capital stock pursuant to Section 2, and the issuance of the Company Class A Common pursuant to Section 2 does not require registration under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. Immediately after the Restructuring, there will be no agreements between the Company's stockholders with respect to the voting, transfer or registration of the Company's capital stock.

                  (b) Representations and Warranties with respect to Holdings. The Company and Holdings represent and warrant, jointly and severally, to each of the Contributors that the statements contained in this Section 3(b) are true and correct as of the date of this Agreement.

                           (i)      Organization of Holdings. Holdings is duly
organized, validly existing, and in good standing under the laws of the State of Delaware.

                           (ii)     Authorization of Transaction and Holdings
Shares. Holdings has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Holdings has (i) created the Holdings Shares by amending and restating its existing Certificate of Incorporation in the form set forth as Exhibit A attached hereto (the "Holdings Amended Certificate") and (ii) authorized the issuance of the Holdings Shares to the Contributors pursuant to Section 1. This Agreement constitutes a valid and binding obligation of Holdings, enforceable in accordance with its terms and conditions. Holdings need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement, except for certain filings related to the issuance of Holdings Shares pursuant to Section 1 to comply with the Securities Act and applicable state securities laws.

                           (iii)    Noncontravention. Neither the execution and
the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Holdings is subject or any provision of its charter or bylaws, or (b) result in a breach of or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which Holdings is a party or by which it is bound or to which any of its assets is subject.

                           (iv)     Capital Stock and Related Matters

                                    (A)      The authorized capital stock of
Holdings consists of (i) 2,500,000 shares of Holdings Class A Common, (x) none of which are issued and outstanding immediately prior to the Restructuring and
(y) of which 1,247,673.29 shares are issued and outstanding and 131,532 shares are reserved for issuance upon exercise of employee stock options (the "Holdings Options") issued pursuant to Holdings' 2004 Common Stock Option Plan in the form set forth as Exhibit B attached hereto approved by the board of directors of Holdings, in each case, immediately after the Restructuring, (ii) 500,000 shares of Class B Common Stock, par value $.001 per share, none of which are issued and outstanding immediately prior to or immediately after the Restructuring, (iii) 200,000 shares of Holdings Series A Preferred, (x) none of which are issued and outstanding immediately prior to the Restructuring and (y) of which 153,636.54 shares are issued and outstanding immediately after the Restructuring, and (iv) 200,000 shares of Holdings Series B Preferred, (x) none of which are issued and outstanding immediately prior to the Restructuring and (y) of which 109,540.68 shares are issued and outstanding immediately after the Restructuring. Immediately after the Restructuring, Holdings will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Holdings Options and the Holdings Series B Preferred. Immediately after the Restructuring, Holdings shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its outstanding capital stock or any warrants, options or other rights to acquire its capital stock, except for the Holdings Options and those obligations set forth in the Holdings Amended Certificate, the Stockholders Agreement, dated as of the date hereof, by and among Holdings and the Contributors in the form set forth as Exhibit C attached hereto (the "Holdings Stockholders Agreement"), and the Registration Rights Agreement, dated as of the date hereof, by and among Holdings and the Contributors in the form set forth as Exhibit D attached hereto (the "Holdings Registration Agreement"). Immediately after the Restructuring, all of the outstanding shares of Holdings' capital stock shall be validly issued, fully paid and nonassessable.

                                    (B)      There are no statutory or
contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Holdings Shares to the Contributors pursuant to Section 1. Holdings has not violated any applicable federal or state securities laws in connection with the issuance of any of its capital stock pursuant to Section 1, and the issuance of the Holdings Shares pursuant to Section 1 does not require registration under the Securities Act, or any applicable state securities laws. Immediately after the Restructuring, there will be no agreements between Holding' stockholders with respect to the voting, transfer or registration of Holdings' capital stock, except for the Holdings Stockholders Agreement and the Holdings Registration Agreement.

                           (v)      No Liabilities. As of immediately prior to
the Restructuring, Holdings does not have any liabilities or obligations, whether accrued, absolute, contingent or otherwise, except for liabilities and obligations relating to (a) its issuance of Senior Discount Notes due 2014 and the documents related thereto executed by Holdings prior to the Restructuring,
(b) the Holdings Amended Certificate and (c) its franchise in the state of Delaware.

                           (vi)     No Litigation. There are no actions, suits,
proceedings or investigations pending or, to the best of the Company's and Holdings' knowledge, any basis therefore or threat thereof against Holdings.

                           (vii)    No Other Business. Holdings is engaged in
no other business, except for its ownership of the capital stock of the Company pursuant to the Restructuring.

                  (c) Representations and Warranties of each Contributor. Each Contributor, severally and not jointly, for itself only and not on behalf of any other Contributor, represents and warrants to the Company and Holdings, as to such Contributor, that the statements contained in this Section 3(c) are true and correct as of the date of this Agreement.

                           (i)      Authorization of Transaction. This Agreement
constitutes the valid and legally binding obligation of such Contributor, enforceable in accordance with its terms and conditions. Such Contributor, to the best of its knowledge, need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                           (ii)     Noncontravention. To the best of such
Contributor's knowledge, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Contributor is subject.

                           (iii)    Brokers' Fees. Such Contributor has no
liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Company could become liable or obligated.

                           (iv)     Investment. Such Contributor is acquiring
the Holdings Shares for such Contributor's own account and is not acquiring the Holdings Shares with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act.

                           (v)      Sophistication of Contributor. Such
Contributor is sophisticated in financial matters, is able to evaluate the risks and benefits of the investment in the Holdings Shares, and has determined that such investment in the Holdings Shares is suitable for such Contributor, based upon such Contributor's financial situation and needs, as well as such Contributor's other securities holdings.

                           (vi)     Economic Risk. Such Contributor is able to
bear the economic risk of such Contributor's investment in the Holdings Shares for an indefinite period of time and such Contributor understands that the Holdings Shares have not been registered under the Securities Act, and cannot be sold unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Such Contributor acknowledges that each of the Holdings Shares will be subject to the provisions of the Holdings Stockholders Agreement.

                           (vii)    Securities Law Compliance. Such Contributor:

                                    (A)      has not filed a registration
statement which is the subject of a currently effective registration stop order entered pursuant to any state's securities law within the last five (5) years;

                                    (B)      has not been convicted within the
last five (5) years of any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

                                    (C)      is not currently subject to any
state administrative enforcement order or judgment entered by the state securities administrator within the last five (5) years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five (5) years;

                                    (D)      is not subject to any state's
administrative enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; and

                                    (E)      is not currently subject to any
order, judgment or decree of any court of competent jurisdiction, entered within the last five (5) years, temporarily or preliminarily restraining or enjoining such party from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state.

                           (viii)   Information. Such Contributor has had an
opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Holdings Shares and has had full access to such other information concerning Holdings as such Contributor has requested. Such Contributor has reviewed, or has had an opportunity to review, the Holdings Amended Certificate and the Bylaws of Holdings, the Holdings Stockholders Agreement and the Holdings Registration Rights Agreement.

                  4. POST-CLOSING COVENANTS. Holdings, the Company and the Contributors agree as follows with respect to the period following the consummation of the transactions described herein.

                  (a) General. Each party to this Agreement will take such further action (including the execution and delivery of such further instruments and documents) as is reasonably necessary to carry out the purpose of this Agreement as any other party hereto may reasonably request, all at the sole cost and expense of such requesting party.

                  (b) Holdings Shares. Each Holding Share issued under this Agreement will be imprinted with such legends as are required pursuant to the terms and conditions of the Holdings Stockholders Agreement.

                  5.       MISCELLANEOUS.

                  (a) Press Releases and Public Announcements. No party hereto shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of Holdings, the Company and BRS; provided, that any party hereto may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing party will use its reasonable best efforts to advise the other parties hereto prior to making the disclosure).

                  (b) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of Holdings and the Company; provided, that CapitalSource may assign this Agreement and its rights, interests and obligations hereunder to CS Equity LLC without the prior consent of Holdings and the Company, so long as CS Equity LLC is an affiliate of CapitalSource. Notwithstanding anything herein to the contrary, each of the Contributors may, in the ordinary course of its business and in accordance with applicable law, at any time assign to an affiliate of such Contributor or to one or more banks or other financial institution or entities which are not in direct competition with the Company, all or any part of the obligations under this Agreement; provided, that each of the Contributors may make any such assignment only if it is required to do so pursuant to its limited partnership agreement or limited liability operating agreement or in connection with any dissolution of such Contributor pursuant to its limited partnership agreement or limited liability operating agreement.

                  (c) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                  (d) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

                  (e) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  To any Contributor:

                           As specified for each such Contributor on the books and records of the Company.

                  To Holdings or the Company:

                           888 Seventh Avenue, 25th Floor
                           New York, NY 10106
                           Attention:  Alex Alimanestianu
                           Facsimile No.: (212) 664-8906

                           with copies to (which shall not constitute notice to Holdings or the Company):

                           Bruckmann, Rosser, Sherrill & Co., Inc.
                           126 East 56th Street, 29th Floor
                           New York, NY 10022
                           Attention:  Rice Edmonds

                           Facsimile No.:  (212) 521-3799

                           and

                           Kirkland & Ellis LLP
                           Citigroup Center
                           153 East 53rd Street
                           New York, NY 10022-4611
                           Attention:  Eunu Chun, Esq.
                           Facsimile No.:  (212) 446-4900

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                  (f) Governing Law. All questions concerning the construction, validity, and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  (g) Amendments and Waivers. This Agreement may be amended, or any provision of this Agreement may be waived upon a written approval, executed by the parties hereto. No course of dealing between or among the parties hereto shall be deemed effective to modify, amend, or discharge any part of this Agreement or any rights or obligations of any such party or such holder under or by reason of this Agreement.

                  (h) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

                  (i) Expenses. Each of the Contributors and Holdings and the Company will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                  (j) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

                                     * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    TOWN SPORTS INTERNATIONAL, INC.

                                    By: /s/ Richard Pyle
                                        -----------------------------------
                                        Name: Richard Pyle
                                        Title: Chief Financial Officer

                                    TOWN SPORTS INTERNATIONAL HOLDINGS, INC.

                                    By:  /s/ Richard Pyle
                                         ----------------------------------
                                         Name: Richard Pyle
                                         Title: Chief Financial Officer

                                    BRUCKMANN, ROSSER, SHERRILL & CO., L.P.

                                    By:  BRS Partners, Limited Partnership
                                    Its: General Partner

                                    By:  BRSE Associates, Inc.
                                    Its: General Partner

                                    By:  /s/ Paul Kaminski
                                         ---------------------------------
                                         Name: Paul Kaminski
                                         Title: Secretary

                                    FARALLON CAPITAL PARTNERS, L.P.

                                    By:  Farallon Partners, L.L.C.
                                    Its: General Partner

                                    By:  /s/ Monica R. Landry
                                         ---------------------------------
                                         Name: Monica R. Landry
                                         Title: Managing Member

                                    FARALLON CAPITAL INSTITUTIONAL
                                    PARTNERS, L.P.

                                    By:  Farallon Partners, L.L.C.
                                    Its: General Partner

                                    By: /s/ Monica R. Landry
                                        ----------------------------------
                                        Name: Monica R. Landry
                                        Title: Managing Member

                                    RR CAPITAL PARTNERS, L.P.

                                    By:  Farallon Partners, L.L.C.
                                    Its: General Partner

                                    By: /s/ Monica R. Landry
                                        ----------------------------------
                                        Name: Monica R. Landry
                                        Title: Managing Member

                                    FARALLON CAPITAL INSTITUTIONAL PARTNERS II,
                                    L.P.

                                    By:  Farallon Partners, L.L.C.
                                    Its: General Partner

                                    By: /s/ Monica R. Landry
                                        ----------------------------------
                                        Name: Monica R. Landry
                                        Title: Managing Member

                                    CANTERBURY DETROIT PARTNERS, L.P.

                                    By:  Canterbury Detroit, LLC
                                    Its: General Partner

                                    By: /s/ Patrick Turner
                                        ----------------------------------
                                        Name: Patrick Turner
                                        Title: Manager

                                    CANTERBURY MEZZANINE CAPITAL, L.P.

                                    By:  Canterbury Capital, LLC
                                    Its: General Partner

                                    By: /s/ Patrick Turner
                                        ----------------------------------
                                        Name: Patrick Turner
                                        Title: Manager

                                    ROSEWOOD CAPITAL, L.P.

                                    By: /s/ Kevin Reilly
                                        ----------------------------------
                                        Name: Kevin Reilly
                                        Title: Principal

                                    ROSEWOOD CAPITAL IV, L.P.

                                    By: /s/ Kevin Reilly
                                        ----------------------------------
                                        Name: Kevin Reilly
                                        Title: Principal

                                    ROSEWOOD CAPITAL IV ASSOCIATES, L.P.

                                    By: /s/ Kevin Reilly
                                        ----------------------------------
                                        Name: Kevin Reilly
                                        Title: Principal

                                    CAPITALSOURCE HOLDINGS LLC

                                    By: /s/ Joseph Turitz
                                        ----------------------------------
                                        Name: Joseph Turitz
                                        Title: General Counsel

                                     /s/ Keith Alessi
                                     ----------------------------------
                                     Keith Alessi

                                    /s/ Paul Arnold
                                    -------------------------------
                                    Paul Arnold

                         [BRS AFFILIATE SIGNATURE PAGE]

                                    /s/ Stephen Sherrill
                                    -------------------------------
                                    STEPHEN SHERRILL, as
                                    Attorney-in-Fact for each
                                    of the following Investors:

                                    Bruce Bruckmann
                                    Elizabeth McShane
                                    Beverly Place
                                    D. Bruckmann
                                    BCB Partnership
                                    NAZ Partnership
                                    Harold O. Rosser
                                    Virgil Sherrill
                                    Stephen Sherrill
                                    Nancy Zweng
                                    Paul D. Kaminski

                                    Merrill Lynch Pearce Fenner & Smith,
                                    Custodian for the Benefit of Paul D.
                                    Kaminski IRA

                           [EXECUTIVE SIGNATURE PAGE]

                                    /s/ Mark Smith
                                    -------------------------------------
                                    Mark Smith

                                    /s/ Robert Giardina
                                    --------------------------------------
                                    Robert Giardina

                                    /s/ Richard Pyle
                                    --------------------------------------
                                    Richard Pyle

                                    /s/ Alexander Alimanestianu
                                    --------------------------------------
                                    Alexander Alimanestianu

                                    /s/ Debbie Smith
                                    --------------------------------------
                                    Debbie Smith

                                    /s/ Carol Cornbill
                                    --------------------------------------
                                    Carol Cornbill

                                    /s/ Edward Trainor
                                    --------------------------------------
                                    Edward Trainor

                                    /s/ Robert Calvo
                                    --------------------------------------
                                    Robert Calvo

                                    /s/ Maggie Stevens
                                    --------------------------------------
                                    Maggie Stevens

                                    /s/ Ray Dewhirst
                                    --------------------------------------
                                    Ray Dewhirst

                                    /s/ Nina Duchaine
                                    --------------------------------------
                                    Nina Duchaine

                                    /s/ Heinz Ritschard
                                    --------------------------------------
                                    Heinz Ritschard

                           [EXECUTIVE SIGNATURE PAGE]

                                    /s/ Peter Bazzell
                                    --------------------------------------
                                    Peter Bazzell

                                    /s/ Felicia Bachiccio
                                    --------------------------------------
                                    Felicia Bachiccio

                                   SCHEDULE 1

                             CONTRIBUTED SECURITIES

                CONTRIBUTOR                             CONTRIBUTED COMPANY SHARES              ISSUED HOLDINGS SHARES
                -----------                             --------------------------              ----------------------
Bruckmann, Rosser, Sherrill & Co., L.P.            104,330.35 Company Series A Preferred  104,330.35 Holdings Series A Preferred

                                                   504,456.01 Company Class A Common      504,456.01 Holdings Class A Common

Bruce Bruckmann                                    2,112.63 Company Series A Preferred    2,112.63 Holdings Series A Preferred

                                                   10,214.93 Company Class A Common       10,214.93 Holdings Class A Common

Elizabeth McShane                                  33.08 Company Series A Preferred       33.08 Holdings Series A Preferred

                                                   159.97 Company Class A Common          159.97 Holdings Class A Common

Beverly Place                                      33.08 Company Series A Preferred       33.08 Holdings Series A Preferred

                                                   159.97 Company Class A Common          159.97 Holdings Class A Common

D. Bruckmann                                       282.92 Company Series A Preferred      282.92 Holdings Series A Preferred

                                                   1,367.96 Company Class A Common        1,367.96 Holdings Class A Common

BCB Partnership                                    121.71 Company Series A Preferred      121.71 Holdings Series A Preferred

                                                   588.48 Company Class A Common          588.48 Holdings Class A Common

NAZ Partnership                                    58.73 Company Series A Preferred       58.73 Holdings Series A Preferred

                                                   283.97 Company Class A Common          283.97 Holdings Class A Common

Harold O. Rosser                                   424.44 Company Series A Preferred      424.44 Holdings Series A Preferred

                                                   2,052.23 Company Class A Common        2,052.23 Holdings Class A Common

Virgil Sherrill                                    1,414.59 Company Series A Preferred    1,414.59 Holdings Series A Preferred

                                                   6,839.79 Company Class A Common        6,839.79 Holdings Class A Common

Stephen Sherrill                                   2,178.79 Company Series A Preferred    2,178.79 Holdings Series A Preferred

                               Schedule 1, Page 1

                CONTRIBUTOR                             CONTRIBUTED COMPANY SHARES              ISSUED HOLDINGS SHARES
                -----------                             --------------------------              ----------------------
                                                   10,534.87 Company Class A Common       10,534.87 Holdings Class A Common

Nancy Zweng                                        84.91 Company Series A Preferred       84.91 Holdings Series A Preferred

                                                   410.56 Company Class A Common          410.56 Holdings Class A Common

Paul D. Kaminski                                   238.47 Company Series A Preferred      238.47 Holdings Series A Preferred

                                                   1,153.04 Company Class A Common        1,153.04 Holdings Class A Common

Merrill Lynch Pearce Fenner & Smith Custodian
for the Benefit of Paul D. Kaminski IRA            95.39 Company Series A Preferred       95.39 Holdings Series A Preferred

                                                   461.22 Company Class A Common          461.22 Holdings Class A Common

Farallon Capital Partners, L.P.                    14,365.91 Company Series A Preferred   14,365.91 Holdings Series A Preferred

                                                   94,532.02 Company Class A Common       94,532.02 Holdings Class A Common

Farallon Capital Institutional Partners, L.P.      16,418.18 Company Series A Preferred   16,418.18 Holdings Series A Preferred

                                                   108,036.59 Company Class A Common      108,036.59 Holdings Class A Common

RR Capital Partners, L.P.                          2,052.27 Company Series A Preferred    2,052.27 Holdings Series A Preferred

                                                   13,504.57 Company Class A Common       13,504.57 Holdings Class A Common

Farallon Capital Institutional Partners II, L.P.   8,209.09 Company Series A Preferred    8,209.09 Holdings Series A Preferred

                                                   54,018.30 Company Class A Common       54,018.30 Holdings Class A Common

Keith Alessi                                       591.00 Company Series A Preferred      591.00 Holdings Series A Preferred

                                                   2,857.00 Company Class A Common        2,857.00 Holdings Class A Common

Paul Arnold                                        591.00 Company Series A Preferred      591.00 Holdings Series A Preferred

                                                   2,857.00 Company Class A Common        2,857.00 Holdings Class A Common

Canterbury Mezzanine Capital, L.P.                 121,529.24 Company Class A Common      121,529.24 Holdings Class A Common

Canterbury Detroit Partners, L.P.                  17,907.62 Company Class A Common       17,907.62 Holdings Class A Common

                               Schedule 1, Page 2

                CONTRIBUTOR                             CONTRIBUTED COMPANY SHARES              ISSUED HOLDINGS SHARES
                -----------                             --------------------------              ----------------------
Rosewood Capital, L.P.                             17,907.62 Company Class A Common       17,907.62 Holdings Class A Common

Rosewood Capital IV, L.P.                          101,890.82 Company Series B Preferred  101,890.82 Holdings Series B Preferred

Rosewood Capital IV Associates, L.P.               7,649.86 Company Series B Preferred    7,649.86 Holdings Series B Preferred

CapitalSource Holdings, LLC                        23,000.00 Company Class A Common       23,000.00 Holdings Class A Common

Mark Smith                                         66,125.00 Company Class A Common       66,125.00 Holdings Class A Common

Robert Giardina                                    50,651.00 Company Class A Common       50,651.00 Holdings Class A Common

Richard Pyle                                       42,582.00 Company Class A Common       42,582.00 Holdings Class A Common

Alexander Alimanestianu                            42,011.00 Company Class A Common       42,011.00 Holdings Class A Common

Debbie Smith                                       15,908.00 Company Class A Common       15,908.00 Holdings Class A Common

Carol Cornbill                                     13,428.00 Company Class A Common       13,428.00 Holdings Class A Common

Edward Trainor                                     8,091.00 Company Class A Common        8,091.00 Holdings Class A Common

Robert Calvo                                       2,857.00 Company Class A Common        2,857.00 Holdings Class A Common

Maggie Stevens                                     2,274.00 Company Class A Common        2,274.00 Holdings Class A Common

Ray Dewhirst                                       1,749.00 Company Class A Common        1,749.00 Holdings Class A Common

Nina Duchaine                                      3,603.00 Company Class A Common        3,603.00 Holdings Class A Common

Heinz Ritschard                                    2,332.00 Company Class A Common        2,332.00 Holdings Class A Common

Peter Bazzell                                      1,166.00 Company Class A Common        1,166.00 Holdings Class A Common

Felicia Bochiccio                                  63.33 Company Class A Common           63.33 Holdings Class A Common

                               Schedule 1, Page 3

                                    EXHIBIT A

                          HOLDINGS AMENDED CERTIFICATE

See attached.

                                Exhibit A, Page 1

                                    EXHIBIT B

                           HOLDINGS STOCK OPTION PLAN

See attached.

                                Exhibit B, Page 1

                                    EXHIBIT C

                         HOLDINGS STOCKHOLDERS AGREEMENT

See attached.

                                Exhibit C, Page 1

                                    EXHIBIT D

                         HOLDINGS REGISTRATION AGREEMENT

See attached.

                                Exhibit D, Page 1